UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2005

                             ADVANCE NANOTECH, INC.

               (Exact Name of Registrant as Specified in Charter)



         Colorado                011-15499                  84-0379959
(State or Other Jurisdiction                              (IRS Employer
      of Incorporation)       (Commission File Number)    Identification No.)



                712 Fifth Avenue, 19th Floor, New York, N Y 10019
               (Address of principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (646) 723-8962

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) On January 26, 2005, the Registrant consummated a second closing in its private placement of securities (the "Private Placement") previously reported on the Registrant's Current Report on Form 8-K filed on January 20, 2005 (the "January 20, 2005 8-K). In the closing on January 26, 2005, the Registrant sold an additional 2,390,000 shares (the "Shares") of its common stock (the "Common Stock") to investors in the Private Placement. The January 20, 2005 8-K , including the Exhibits filed therewith, are specifically incorporated herein by reference. The Registrant reasonably believes that the securities were sold only to "accredited investors", as such term is defined under Rule 501(e) under Regulation D promulgated pursuant to the Securities Act of 1933, as amended (the "Act"). The Registrant sold the Shares at the January 26, 2005 closing at a gross price of $2.00 per Share, or $4,780,000 in the aggregate. The Registrant also issued one Common Stock purchase warrant (each one, a "Warrant") to purchase one share of the Common Stock to each investor for every two shares of Common Stock purchased in the Private Placement. The Registrant issued to the investors at the January 26, 2005 closing, in the aggregate, Warrants to purchase 1,195,000 shares of Common Stock (the shares of Common Stock underlying the Warrants, the "Warrant Shares"). The Shares and the Warrants were sold by the Registrant to the investors pursuant to the Securities Purchase Agreement dated December 31, 2004 (the "Agreement"), described in the January 20, 2005 8-K. The Agreement was filed as Exhibit 10.5 to the January 20, 2005 8-K, which is specifically incorporated herein by reference.

In connection with the January 26, 2005 closing of the sale of Shares, the Registrant paid a cash fee to placement agents in the amount of $478,000, which is equal to ten percent (10%) of the aggregate gross proceeds to the Registrant from the sale on January 26, 2005 of Shares to investors introduced to the Registrant by the placement agents. In addition, the Registrant incurred a non-accountable expense allowance to the lead placement agent, paid in cash at the January 26, 2005 closing, amounting to $31,500, which is equal to three percent (3%) of the gross sales price of the Shares (but not any Warrant Shares) sold at the January 26, 2005 closing to investors introduced by the lead placement agent (without duplication of introduction), such 3% amount being sometimes hereafter referred to as the "Non-Accountable Expense Allowance. In addition, the Registrant issued to each placement agent Common Stock purchase warrants (each one, a "Placement Agent Warrant") to purchase shares of Common Stock (the shares of Common Stock underlying the Placement Agent Warrants, the "Placement Agent Warrant Shares"). The Registrant issued to the placement agents, in the aggregate, Placement Agent Warrants to purchase 239,000 Placement Agent Warrant Shares, which number of shares of Common Stock is equal to ten percent (10%) of the number of Shares (but not Warrant Shares) sold at the January 26, 2005 closing to investors introduced by the placement agents (without duplication of introduction). The Registrant has agreed to indemnify its placement agents against certain liabilities. The Registrant also agreed to pay its own costs of the Private Placement.

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

The Warrants sold to investors in the Private Placement shall initially be exercisable at $3.00 per share of Common Stock, subject to adjustment, commencing one year after the date of issuance and continuing for three (3) years thereafter; provided that unexercised Warrants expire earlier ten (10) days after written notice from the Registrant that the market price of the Common Stock has equaled or exceeded 400% of the then applicable exercise price of the applicable Warrants for a period of at least 30 days, and the average trading volume of the Common Stock has been at least 100,000 shares per day during the preceding thirty (30) days. The Warrants are not transferable. The Placement Agent Warrants shall initially be exercisable at $2.00 per share of Common Stock, subject to adjustment, commencing one year after the date of issuance and continuing for five (5) years thereafter; provided that unexercised Warrants expire earlier ten (10) days after written notice from the Registrant that the market price of the Common Stock has equaled or exceeded 400% of the then applicable exercise price of the applicable Warrants for a period of at least 30 days, and the average trading volume of the Common Stock has been at least 100,000 shares per day during the preceding thirty (30) days. The Placement Agent Warrants also contain a cashless exercise provision. The Placement Agent Warrants are transferable by the placement agent receiving the same to its officers, directors, shareholders and employees, as well as by such persons to their immediate family affiliates in connection with estate planning, provided that no such transfer or disposition may be made other than in compliance with applicable securities laws and furnishing satisfactory evidence of such compliance to the Registrant. The Warrants, the Placement Agent Warrants, the Warrant Shares and the Placement Agent Warrant Shares are "restricted securities" and, therefore, may be transferred, to the extent permissible, only pursuant to registration or qualification under federal and state securities laws or pursuant to an exemption from registration or qualification. The terms and conditions of the Warrants and the Placement Agent Warrants are incorporated herein by reference.

In connection with the closing, the Registrant entered into a Registration Rights Agreement, which is filed as Exhibit 10.6 to the January 20, 2005 8-K, which is specifically incorporated herein by reference. The Registration Rights Agreement imposes certain registration obligations upon the Registrant with respect to the Shares acquired in the Private Placement by each investor who executes and delivers to the Registrant the Registration Rights Agreement. The Registration Rights Agreement also grants certain registration rights in favor such investors with respect to the shares of Common Stock underlying Warrants received by them in the Private Placement. Placement agents who execute and deliver the Registration Rights Agreement to the Registrant shall have similar rights with respect to the shares of Common Stock underlying Placement Agent Warrants. The shares with respect to which the Registration Rights Agreement grants such rights are referred to as "Registrable Securities", and shall continue to be Registrable Securities until those shares have either been effectively registered under the Act and disposed of in accordance with a registration statement covering them, (y) have been sold to the public pursuant to Rule 144 or by similar provision under the Act, or (z) are eligible for resale under Rule 144(k) or by similar provision under the Act without any limitation on the amount of securities that may be sold under paragraph (e) thereof.

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

Pursuant to the Registration Rights Agreement, the Registrant is required to use its reasonable best efforts to accomplish the following:

         (x) prepare and file a registration statement covering the Common Shares and the Warrant Shares (a "Required Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC") by the date (the "Required Filing Date") which is not more than sixty (60) days after the first date to occur (the "Commencement Date") of the following dates: the Final Closing Date (as such term is defined in the Securities Purchase Agreement) or the termination of the Offering, if there is no Final Closing Date; and

         (y) cause either of the following (the "Effectiveness Actions") to occur by a date (the "Required Effectiveness Date") which is not more than one hundred and twenty (120) days after the Commencement Date: (A) cause the SEC to declare the Required Registration Statement to be effective or (B) cause the SEC to communicate to the Registrant, orally or in writing, that the Required Registration Statement will not be reviewed or that the Commission has no further comments thereupon, whereupon the Registrant shall cause the Required Registration Statement to be effective.

Pursuant to the Registration Rights Agreement, the failure to file or become effective within the applicable time period shall be deemed to be a "Non-Registration Event". For each thirty (30) day period during the pendency of any such Non-Registration Event, the Registrant shall deliver to each investor in the Private Placement, as liquidated damages, an amount equal to one and one-half percent (1.5%) of the aggregate purchase price paid by such investor for Shares, with such payment being pro-rated for any Non-Registration Event of less than thirty (30) days. Each such payment is hereinafter referred to as a "Non-Registration Event Penalty Payment". Notwithstanding the foregoing, in no event shall the Registrant be obligated to pay more than one Non-Registration Event Penalty Payment to the same Purchaser in respect of a substantively concurrent failure to perform. The Registrant, at its sole discretion, shall pay the Non-Registration Event Penalty Payment to all holders in cash or in shares of its Common Stock.

The Registrant agreed to use its reasonable best efforts to keep such Required Registration Statement continuously effective (the "Effective Period") for a period of two years after the Required Registration Statement first becomes effective plus whatever period of time as shall equal any period, if any, during such one year period in which the Registrant was not current with its reporting requirements under the Exchange Act.

To the extent the Registrable Securities are not sold under the Required Registration Statement, the investors in the Private Placement shall have the following registration rights pursuant to the Registration Rights Agreement:

If the Registrant is eligible to use Form S-3 under the Act (or any similar successor form) and shall receive from the holders of the Common Shares and any permitted transferees (the "S-3 Initiating Holders") a written request that the Registrant effect a registration on such Form S-3 pursuant to Rule 415 of the Act and any related qualification or compliance with respect to all or part of the Registrable Securities owned by the S-3 Initiating Holders (provided, that the S-3 Initiating Holders registering Registrable Securities in such registration (together with all other holders of Registrable Securities to be included in such registration) propose to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of the Registrable Securities on the date of filing of the Form S-3 with respect to such Registrable Securities) to the public of no less than $6,000,000), the Registrant shall (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other holders of Registrable Securities; and (ii) as soon as practicable, use reasonable best efforts to file and effect such registration and all such qualifications and compliances as may be so reasonably requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder in the group of holders joining in such request as is specified in a written request given within 15 days after the holder's receipt of such written notice from the Registrant.

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

In addition, for so long as the Registration Rights Agreement shall be applicable, whenever the Registrant proposes to register any of its securities under the Act (other than pursuant to any of the registration rights described above, or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities, whether or not for sale for its own account, the Registrant will give prompt written notice (but in no event less than 15 days before the anticipated filing date) to all holders of Registrable Securities, and such notice shall describe the proposed registration and distribution and offer to all holders of Registrable Securities the opportunity to register the number of Registrable Securities as each such holder may request. The Registrant will include in such registration all Registrable Securities with respect to which the Registrant has received written requests for inclusion therein within 10 days after the holders' receipt of the Registrant's notice. The Registrant shall use all reasonable efforts to cause the managing underwriter of a proposed underwritten offering to permit the Registrable Securities requested to be included in a piggyback registration to be included on the same terms and conditions as any similar securities of any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof.

The performance of these registration rights is subject to customary investor representations and warranties, customary indemnifications by investors, customary allocations of fees and expenses and, where applicable, customary cutback and blackout provisions.


SECTION 3. SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

(a) On January 26, 2005, the Registrant consummated a second closing in its private placement of securities (the "Private Placement") previously reported on the Registrant's Current Report on Form 8-K filed on January 20, 2005 (the "January 20, 2005 8-K). In the closing on January 26, 2005, the Registrant sold an additional 2,390,000 shares (the "Shares") of its common stock (the "Common Stock") to investors in the Private Placement. The January 20, 2005 8-K , including the Exhibits filed therewith, are specifically incorporated herein by reference. The Registrant sold the Shares at the January 26, 2005 closing at a gross price of $2.00 per Share, or $4,780,000 in the aggregate. The Registrant also issued one Common Stock purchase warrant (each one, a "Warrant") to purchase one share of the Common Stock to each investor for every two shares of Common Stock purchased in the Private Placement. The Registrant issued to the investors at the January 26, 2005 closing, in the aggregate, Warrants to purchase 1,195,000 shares of Common Stock (the shares of Common Stock underlying the Warrants, the "Warrant Shares"). The Shares and the Warrants were sold by the Registrant to the investors pursuant to the Securities Purchase Agreement dated December 31, 2004 (the "Agreement"), described in the January 20, 2005 8-K. The Agreement was filed as Exhibit 10.5 to the January 20, 2005 8-K, which is specifically incorporated herein by reference.

(c) On January 26, 2005, the Registrant consummated a second closing in its private placement of securities (the "Private Placement") previously reported on the Registrant's Current Report on Form 8-K filed on January 20, 2005 (the "January 20, 2005 8-K). In the closing on January 26, 2005, the Registrant sold an additional 2,390,000 shares (the "Shares") of its common stock (the "Common Stock") to investors in the Private Placement. The January 20, 2005 8-K , including the Exhibits filed therewith, are specifically incorporated herein by reference. The Registrant sold the Shares at the January 26, 2005 closing at a gross price of $2.00 per Share, or $4,780,000 in the aggregate. The Registrant also issued one Common Stock purchase warrant (each one, a "Warrant") to purchase one share of the Common Stock to each investor for every two shares of Common Stock purchased in the Private Placement. The Registrant issued to the investors at the January 26, 2005 closing, in the aggregate, Warrants to purchase 1,195,000 shares of Common Stock (the shares of Common Stock underlying the Warrants, the "Warrant Shares"). The Shares and the Warrants were sold by the Registrant to the investors pursuant to the Securities Purchase Agreement dated December 31, 2004 (the "Agreement"), described in the January 20, 2005 8-K. The Agreement was filed as Exhibit 10.5 to the January 20, 2005 8-K, which is specifically incorporated herein by reference. In connection with the January 26, 2005 closing of the sale of Shares, the Registrant paid a cash fee to placement agents in the amount of $478,000, which is equal to ten percent (10%) of the aggregate gross proceeds to the Registrant from the sale on January 26, 2005 of Shares to investors introduced to the Registrant by the placement agents. In addition, the Registrant incurred a non-accountable expense allowance to the lead placement agent, payable in cash at the January 26, 2005 closing, amounting to $31,500, which is equal to three percent (3%) of the gross sales price of the Shares (but not any Warrant Shares) sold at the January 26, 2005 closing to investors introduced by the lead placement agent (without duplication of introduction), such 3% amount being sometimes hereafter referred to as the "Non-Accountable Expense Allowance. In addition, the Registrant issued to each placement agent Common Stock purchase warrants (each one, a "Placement Agent Warrant") to purchase shares of Common Stock (the shares of Common Stock underlying the Placement Agent Warrants, the "Placement Agent Warrant Shares"). The Registrant issued to the placement agents, in the aggregate, Placement Agent Warrants to purchase 239,000 Placement Agent Warrant Shares, which number of shares of Common Stock is equal to ten percent (10%) of the number of Shares (but not Warrant Shares) sold at the January 26, 2005 closing to investors introduced by the placement agents (without duplication of introduction). The Registrant has agreed to indemnify its placement agents against certain liabilities. The Registrant also agreed to pay its own costs of the Private Placement.

(d) The sales of securities at the January 26, 2005 closing were made by the Registrant in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the "Act"), including Section 4(2) of the Act and/or Rule 506 under Regulation D promulgated pursuant to the Act. The Registrant reasonably believes that the securities were sold only to "accredited investors", as such term is defined under Rule 501(e) under Regulation D promulgated pursuant to the Act, without general solicitation or general advertising, and with limitations on resale in accordance with Rule 502(d) under Regulation D promulgated pursuant to the Act, and intends to file the necessary notice of sales pursuant to Rule 503 under Regulation D promulgated pursuant to the Act within the time period required thereby. In any case, the Registrant reasonably believes that the securities were sold to no more than thirty-five

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

(35) purchasers of securities from the Registrant, as such number of purchasers is calculated pursuant to Rule 501(e) under Regulation D promulgated pursuant to the Act (excluding, among other things, accredited investors, as such term is defined under Rule 501(e) under Regulation D promulgated pursuant to the Act).

(e) The Warrants sold to investors in the Private Placement shall initially be exercisable at $3.00 per share of Common Stock, subject to adjustment, commencing one year after the date of issuance and continuing for three (3) years thereafter; provided that unexercised Warrants expire earlier ten (10) days after written notice from the Registrant that the market price of the Common Stock has equaled or exceeded 400% of the then applicable exercise price of the applicable Warrants for a period of at least 30 days, and the average trading volume of the Common Stock has been at least 100,000 shares per day during the preceding thirty (30) days. The Warrants are not transferable. The Placement Agent Warrants shall initially be exercisable at $2.00 per share of Common Stock, subject to adjustment, commencing one year after the date of issuance and continuing for five (5) years thereafter; provided that unexercised Warrants expire earlier ten (10) days after written notice from the Registrant that the market price of the Common Stock has equaled or exceeded 400% of the then applicable exercise price of the applicable Warrants for a period of at least 30 days, and the average trading volume of the Common Stock has been at least 100,000 shares per day during the preceding thirty (30) days. The Placement Agent Warrants also contain a cashless exercise provision. The Placement Agent Warrants are transferable by the placement agent receiving the same to its officers, directors, shareholders and employees, as well as by such persons to their immediate family affiliates in connection with estate planning, provided that no such transfer or disposition may be made other than in compliance with applicable securities laws and furnishing satisfactory evidence of such compliance to the Registrant. The Warrants, the Placement Agent Warrants, the Warrant Shares and the Placement Agent Warrant Shares are "restricted securities" and, therefore, may be transferred, to the extent permissible, only pursuant to registration or qualification under federal and state securities laws or pursuant to an exemption from registration or qualification.

The terms and conditions of the Warrants and the Placement Agent Warrants are set forth in Exhibits 10.7 and 10.8, respectively, to the January 20, 2005 8-K, which are specifically incorporated herein by reference.


[Signature on following page.]

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ADVANCE NANOTECH, INC.

By:  /s/ Magnus Gittins
---------------------------------
Magnus Gittins
Chief Executive Officer


Date: February 1, 2005

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